                                                                   EXHIBIT 10.20


                            SUBORDINATION AGREEMENT
                            -----------------------

     THIS SUBORDINATION AGREEMENT (this "Agreement") is entered into as of December 21, 1995 among GENERAL MANUFACTURED HOUSING, INC., a Georgia corporation and sucessor by merger to GMH Acquisition Corp., a Delaware corporation ("Borrower"), GMH HOLDINGS, INC., a Delaware corporation ("Parent"), THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York insurance company ("Senior Subordinated Lender"), RFE INVESTMENT PARTNERS V, L.P., a Delaware limited partnership ("RFE"), STERLING COMMERCIAL CAPITAL, INC., a New York corporation ("Sterling"), STATE TREASURER OF THE STATE OF MICHIGAN, Custodian of the Michigan Public School Employees' Retirement System, State Employees' Retirement System, Michigan State Police Retirement System and Michigan Judges Retirement System (the "State of Michigan") (RFE, Sterling and the State of Michigan hereinafter are referred to collectively as "Junior Subordinated Lenders"), STRATEGIC INVESTMENTS & HOLDINGS, INC., a Delaware corporation ("Strategic"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("Senior Lender").

                             R E C I T A L S
                             ---------------

     A. Borrower and Senior Lender have entered into a Secured Credit Agreement of even date herewith (as the same hereafter may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), subject to the terms and conditions of which Senior Lender will make certain loans and other financial accommodations to Borrower.

     B. Borrower is indebted to Senior Subordinated Lender in the principal amount of $17,243,295, which indebtedness is evidenced by a certain senior subordinated note of even date herewith issued by Borrower payable to Senior Subordinated Lender, a copy of which is attached hereto as EXHIBIT A (the "Senior Subordinated Note").

     C. Borrower is indebted to Junior Subordinated Lenders in the aggregate principal amount of $5,000,000, which indebtedness is evidenced by certain junior subordinated notes of even date herewith issued by Borrower payable to Junior Subordinated Lenders, copies of which are attached hereto as EXHIBIT B (the "Junior Subordinated Notes").

     D. Parent owns 100% of the issued and outstanding capital stock of Borrower.

     E. Junior Subordinated Lenders collectively own 100% (8,000,000 shares) of the issued and outstanding Series A Preferred Stock of Parent (the "Preferred Stock").

     F. One of the conditions precedent to Senior Lender's obligations under the Credit Agreement is that this Agreement shall have been executed and delivered.

     NOW THEREFORE, the parties hereto hereby agree as follows:

     1.   RECITALS AND DEFINITIONS.

          1.1 RECITALS. The Recitals set forth above are acknowledged by the parties hereto to be true and correct and are incorporated herein by this reference.

          1.2 DEFINITIONS. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement. As used herein, the following terms shall have the following meanings:

               ADDITIONAL PRINCIPAL AMOUNT: with respect to each Principal Payment Date, an amount equal to the quotient obtained by dividing (a) the amount of any Permitted Increase by (b) the number of Principal Payment Dates remaining after the effective date of such Permitted Increase.

               APPLICABLE PERIOD:  with respect to the calculation of Total
          Cash Sources or Non-Subordinated Fixed Charges as of (a) April 30, 1996, the three month period then ended, (b) July 31, 1996, the six month period then ended and (c) any other Determination Date, the nine month period then ended.

               ARTICLES: the Restated Certificate of Incorporation of Parent as in effect on the date hereof.

               AVAILABLE CASH: as of any Determination Date, an amount equal to the remainder of (a) the quotient obtained by dividing (i) Total Cash Sources for the Applicable Period ending on such Determination Date by
          (ii) 1.10 MINUS (b) Non-Subordinated Fixed Charges for the Applicable Period ending on such Determination Date MINUS (c) for any Determination Date which occurs on or after July 31, 1996, all Subordinated Payments actually paid with respect to the (i) first Fiscal Quarter of 1996, in the case of the Determination Date which occurs on July 31, 1996 and (ii) in the case of any other Determination Date, the last two Fiscal Quarters ending during the Applicable Period ending on such Determination Date (which Subordinated Payments correspond to the calculation of Available Cash for the first two Determination Dates of such Applicable Period).

               CASH OVERAGE: as of any Determination Date, an amount equal to the remainder of (a) Total Cash Sources for the Applicable Period ending on such Determination Date MINUS (b) Non-Subordinated Fixed Charges for such Applicable Period MINUS (c) the aggregate amount of all accrued and unpaid Senior Subordinated Payments (including for the current period) MINUS (d) 110% of the amount of the accreted discount on the Senior Subordinated Notes with respect to such Applicable Period.

               DETERMINATION DATE: the last day of each January, April, July and October.

               INCENTIVE MANAGEMENT FEES: the management fees payable by Borrower to Strategic pursuant to Section 2.3(b) of the Management Agreement, in an aggregate amount not to exceed (a) $69,500 with respect to the last ten days of December, 1995 and the first Fiscal Quarter of 1996 and (b) $62,500 with respect to any other Fiscal Quarter.

               JUNIOR SUBORDINATED DEFAULT: a default in the payment of the Junior Subordinated Indebtedness or any other occurrence permitting Junior Subordinated Lenders to accelerate the payment of all or any portion of the Junior Subordinated Indebtedness.

               JUNIOR SUBORDINATED DEFAULT NOTICE: a written notice from Junior Subordinated Lenders to Borrower of the occurrence of a

          Junior Subordinated Default.

               JUNIOR SUBORDINATED INDEBTEDNESS: all of the obligations of Borrower to Junior Subordinated Lenders under the Junior Subordinated Instruments and all other amounts now or hereafter owed by Borrower to Junior Subordinated Lenders other than the Preferred Obligations.

               JUNIOR SUBORDINATED INSTRUMENTS: the Junior Subordinated Notes, the Junior Subordinated Note Purchase Agreement and all other documents and instruments evidencing or pertaining to any portion of the Junior Subordinated Indebtedness.

               JUNIOR SUBORDINATED NOTE PURCHASE AGREEMENT: the Securities Purchase Agreement of even date herewith among Borrower, Parent and the Junior Subordinated Lenders.

               JUNIOR SUBORDINATED PAYMENTS: quarterly cash payments of interest on the Junior Subordinated Indebtedness (other than any Junior Subordinated Indebtedness representing accrued and unpaid interest added to the principal amount of the Junior Subordinated Indebtedness) required by the Junior Subordinated Notes at a rate not to exceed 13.00% per annum.

               LIEN: any lien, mortgage, security interest, financing statement, pledge, hypothecation, assignment or judgment lien of any kind or nature whatsoever, whether arising by contract, operation of law, or otherwise.

               MANAGEMENT AGREEMENT: that certain Management Agreement of even date herewith between Borrower and Strategic.

               NON-SUBORDINATED FIXED CHARGES: for any Applicable Period, the sum of (a) all scheduled payments of interest on account of the Senior Indebtedness for such Applicable Period, PLUS (b) all Senior Principal Payments for such Applicable Period, PLUS (c) without double counting, all income taxes accrued (but not less than zero) by Borrower and Parent with respect to such Applicable Period.

               PREFERRED DIVIDENDS: quarterly cash dividends from Borrower to Parent in an amount sufficient to enable Parent to pay the Parent Preferred Dividends.

               PARENT PREFERRED DIVIDENDS: quarterly cash dividends on the Preferred Stock required by the Articles in an amount not to exceed $240,000 per quarter. Parent Preferred Dividends shall not include any accrued and unpaid interest on any unpaid Parent Preferred Dividends from prior quarters.

               PERMITTED INCREASE: any and all increases in the Commitments agreed to by Borrower and Senior Lender after the date hereof in an aggregate amount not to exceed $2,600,000.

               PREFERRED DIVIDEND INSTRUMENTS: the Articles and all other documents and instruments evidencing or pertaining to the payment of the Preferred Dividends or the Parent Preferred Dividends.

               PREFERRED OBLIGATIONS: all of the obligations of Borrower to Parent and Parent to Junior Subordinated Lenders under the

          Preferred Dividend Instruments and all other amounts now or hereafter owed by Borrower to Parent and by Parent to Junior Subordinated Lenders, in their capacity as owners of the Preferred Stock.

               PRINCIPAL PAYMENT DATE:  the last day of each Fiscal Quarter.

               PROCEEDING: any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of Borrower or its property.

               SENIOR INDEBTEDNESS: the Liabilities, together with post-petition interest thereon, whether or not allowed in any Proceeding.

               SENIOR PRINCIPAL PAYMENTS: with respect to each Applicable Period, the sum of the amounts set forth below opposite each Principal Payment Date which occurs during such Applicable Period plus the Additional Principal Amount, if any, applicable to each such Principal Payment Date:

                    PRINCIPAL PAYMENT DATE        AMOUNT
                    March 31, 1996                $350,000
                    June 30, 1996                 $700,000
                    September 30, 1996            $1,050,000
                    December 31, 1996             $1,050,000
                    March 31, 1997                $1,075,000
                    June 30, 1997                 $1,100,000
                    September 30, 1997            $1,125,000
                    December 31, 1997             $1,125,000
                    March 31, 1998                $1,687,500
                    June 30, 1998                 $2,250,000
                    September 30, 1998            $2,812,500
                    December 31, 1998             $2,812,500
                    March 31, 1999                $3,250,000
                    June 30, 1999                 $3,687,500
                    September 30, 1999            $4,125,000
                    December 31, 1999             $4,125,000
                    March 31, 2000                $4,250,000
                    June 30, 2000                 $4,375,000
                    September 30, 2000            $4,500,000
                    December 31, 2000             $4,500,000


               SENIOR SUBORDINATED DEFAULT: a default in the payment of the Senior Subordinated Indebtedness or any other occurrence permitting Senior Subordinated Lender to accelerate the payment of all or any portion of the Senior Subordinated Indebtedness.

               SENIOR SUBORDINATED DEFAULT NOTICE: a written notice from Senior Subordinated Lender to Borrower of the occurrence of a Senior Subordinated Default.

               SENIOR SUBORDINATED INDEBTEDNESS: all of the obligations of Borrower to Senior Subordinated Lender under the Senior Subordinated Instruments and all other amounts now or hereafter owed by Borrower to Senior Subordinated Lender.

               SENIOR SUBORDINATED INSTRUMENTS: the Senior Subordinated Note, the Senior Subordinated Note Purchase Agreement and all other documents and instruments evidencing or pertaining to any portion of the Senior Subordinated Indebtedness.

               SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT: the Note and Warrant Purchase Agreement of even date herewith among Borrower, Parent and Senior Subordinated Lender.

               SENIOR SUBORDINATED PAYMENTS: quarterly cash payments of interest on the Senior Subordinated Indebtedness (other than any Senior Subordinated Indebtedness representing accrued and unpaid interest added to the principal amount of the Senior Subordinated Indebtedness) required by the Senior Subordinated Note at a rate not to exceed 10.87% per annum through March 31, 2001 and 14.50% per annum thereafter, or, if the Liabilities have been paid in full and the Commitments have been terminated, any other applicable rate set forth in the Senior Subordinated Instruments.

               SUBORDINATED HOLDERS: Senior Subordinated Lender, Junior Subordinated Lenders, Parent and Strategic.

               SUBORDINATED INSTRUMENTS: the Senior Subordinated Instruments, the Junior Subordinated Instruments, the Preferred Dividend Instruments and the Management Agreement.

               SUBORDINATED OBLIGATIONS: the Senior Subordinated Indebtedness, the Junior Subordinated Indebtedness, the Preferred Obligations and the Incentive Management Fees.

               SUBORDINATED PAYMENTS: the Senior Subordinated Payments, the Junior Subordinated Payments, the Preferred Dividends and the Incentive Management Fees.

               TOTAL CASH SOURCES: for any Applicable Period, (a) the amount which, in conformity with GAAP, would be set forth opposite the caption "net income" (or any like caption) (plus, to the extent subtracted from gross income in determining such net income, any dividends paid or payable by Borrower) on an income statement of Borrower for such Applicable Period, PLUS (b) the amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" (or any like caption) on such an income statement, PLUS (c) the amount (but not less than zero) which, in conformity with GAAP, would be set forth opposite the caption "income tax expense" (or any like caption) on such an income statement, PLUS (d) the amount which, in conformity with GAAP, would be set forth opposite the caption "depreciation and amortization expenses" (or any like caption) on such an income statement, PLUS (e) the amount accrued by Borrower related to Incentive Management Fees during such Applicable Period in an aggregate amount not to exceed (i) $62,500 for the Applicable Period ending April 30, 1996, (ii) $125,000 for the Applicable Period ending July 31, 1996 and (iii) $187,500 for any Applicable Period thereafter, LESS (f) the amount which, in conformity with GAAP, would be set forth opposite the caption "extraordinary pre-tax gain" (or any like caption) on such an income statement, LESS (g) capital expenditures (as determined in conformity with GAAP) incurred during such Applicable Period.

     2.   SUBORDINATION OF THE SUBORDINATED OBLIGATIONS TO SENIOR

 INDEBTEDNESS.

          2.1 SUBORDINATION. The payment of any and all of the (a) Subordinated Obligations is hereby expressly subordinated to the prior payment in full of the Senior Indebtedness, (b) Junior Subordinated Indebtedness, Preferred Dividends and Incentive Management Fees is hereby expressly subordinated to the prior payment in full of the Senior Subordinated Indebtedness and (c) Preferred Dividends and Incentive Management Fees is hereby expressly subordinated to the prior payment in full of the Junior Subordinated Indebtedness.

          2.2 RESTRICTIONS ON PAYMENTS. Notwithstanding any provision of the Subordinated Instruments to the contrary and in addition to any other limitations set forth herein or therein, no payment of principal, interest, dividends, fees or any other amount due with respect to the Subordinated Obligations shall be made, and no Subordinated Holder shall exercise any right of set-off (other than a set-off by Senior Subordinated Lender of the exercise price of the warrant issued to it by Parent on the Closing Date against the Senior Subordinated Indebtedness provided the amount of such set-off does not exceed $3,500 in the aggregate) or recoupment with respect to any Subordinated Obligations, until all of the Senior Indebtedness is paid in full, except that, subject to the proviso at the end of this
     Section 2.2, (i) on April 1, 1996, Borrower may make and the applicable Subordinated Holder may receive and retain all Subordinated Payments accrued through March 31, 1996 and (ii) on the first Business Day after the end of each Fiscal Quarter commencing with the Fiscal Quarter ending June 30, 1996 Borrower may make and the applicable Subordinated Holder may receive and retain accrued and unpaid Subordinated Payments in an aggregate amount not to exceed Available Cash as of the most recent Determination Date in the following order of priority:

               (a)  first, all accrued and unpaid Senior Subordinated Payments;

               (b) second, all accrued and unpaid Junior Subordinated Payments; and

               (c) third, all accrued and unpaid Preferred Dividends and Incentive Management Fees, pro rata to the aggregate amount thereof then outstanding;

     provided, that in the event that due to the payment restrictions of this
     Section 2.2 any Junior Subordinated Payments, Preferred Dividends or Incentive Management Fees have accrued with respect to any prior Fiscal Quarter and remain unpaid, no Junior Subordinated Payments, Preferred Dividends and Incentive Management Fees shall be paid except to the extent of any Cash Overage.

          2.3 PROCEEDINGS. In the event of any Proceeding, (i) all Senior Indebtedness first shall be paid in full in cash before any payment of or with respect to the Subordinated Obligations shall be made; (ii) any payment which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Subordinated Obligations shall be paid or delivered directly to Senior Lender (to be held and/or applied by Senior Lender in accordance with the terms of the Credit Agreement) until all Senior Indebtedness is paid in full, and each Subordinated Holder irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries, and each Subordinated Holder also irrevocably authorizes, empowers and directs Senior Lender to demand, sue for, collect and receive every such payment or distribution upon the failure of such Subordinated Holder to do so within a reasonable period of time after requested to do so by Senior Lender; (iii) each Subordinated Holder agrees to execute and deliver to Senior Lender or its representative all such further instruments reasonably requested by Senior Lender confirming the authorization referred to in the foregoing clause (ii) and (iv) each Subordinated Holder agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Obligations reasonably requested by Senior Lender in connection with any such proceeding at least 15 days prior to the bar date for filing such proofs of claim and, upon the failure of such Subordinated Holder to do so, such Subordinated Holder hereby irrevocably authorizes, empowers and appoints Senior Lender its agent and attorney-in-fact to (A) execute, verify, deliver and file such proofs of claim and (B) vote such proofs of claim in any such proceeding if such Subordinated Holder fails to do so within a reasonable time prior to t he deadline for voting such proofs of claim. Notwithstanding the provisions of this Section 2.3, in the event of any Proceeding and if so ordered by a court of competent jurisdiction, Subordinated Holders may receive securities (including equity securities) of Borrower as reorganized, or securities of Borrower or any other Person provided for by a plan of reorganization, composition, arrangement, adjustment or readjustment of Borrower or of its securities, the payment of which is subordinate, at least to the extent provided in this Agreement with respect to the Subordinated Obligations, to the payment of all Senior Indebtedness of Borrower at the time outstanding and to the payment of all securities issued to Senior Lender in exchange therefor.

          2.4  INCORRECT PAYMENTS. If any payment not permitted under subsection
     2.2 is received by any Subordinated Holder on account of the Subordinated Obligations before all Senior Indebtedness is paid in full, such payment shall not be commingled with any asset of such Subordinated Holder, shall be held in trust by such Subordinated Holder for the benefit of Senior Lender and shall be paid over to Senior Lender, or its designated representative, for application (in accordance with the Credit Agreement) to the payment of the Senior Indebtedness then remaining unpaid, until all of the Senior Indebtedness is paid in full.

          2.5 SALE, TRANSFER. No Subordinated Holder shall sell, assign, dispose of or otherwise transfer all or any portion of the Subordinated Obligations unless, prior to the consummation of any such action, the transferee thereof executes and delivers to Senior Lender an agreement substantially identical to this Agreement, providing for the continued subordination and forbearance of the Subordinated Obligations to the Senior Indebtedness as provided herein and for the continued effectiveness of all of the rights of Senior Lender arising under this Agreement. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, disposition or other transfer of all or any portion of the Subordinated Obligations, and the terms of this Agreement shall be binding upon the successors and assigns of each Subordinated Holder, as provided in Section 10 below.

          2.6 LEGENDS. Until the Senior Indebtedness is paid in full, each of the Subordinated Instruments at all times shall contain in a conspicuous manner the following legend:

          "The obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the "Subordination Agreement") dated as of December 21, 1995 among General Manufactured Housing, Inc. ("Borrower"), GMH Holdings, Inc., The Equitable Life Assurance Society of the United States, RFE Investment Partners V, L.P., Sterling Commercial Capital, Inc., the State Treasurer of the State of Michigan, as Custodian of the Michigan Public School Employees' Retirement System, the Michigan State Employees' Retirement System, the Michigan State Police Retirement System and the Michigan Judges Retirement System, Strategic Investments & Holdings, Inc. and First Source Financial LLP ("Senior Lender") to the obligations (including interest) owed by Borrower to the holders of all of the notes issued pursuant to that certain Secured Credit Agreement dated as of December 20, 1995 between Borrower and Senior Lender, as such Secured Credit Agreement has been and hereafter may be supplemented and amended from time to time; and each holder hereof, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement."

          2.7  RESTRICTION ON ACTION BY EACH SUBORDINATED HOLDER.

          (a) Until the Senior Indebtedness is paid in full and notwithstanding anything contained in the Subordinated Instruments, the Credit Agreement or the other Related Documents to the contrary, no Subordinated Holder shall agree to any amendment or modification of, or supplement to, the Subordinated Instruments as in effect on the date hereof, the effect of which is to (i) increase the amount of the Subordinated Obligations, (ii) increase the rate of interest or dividends on or fees payable in respect of any of the Subordinated Obligations, (iii) shorten the maturity date of any of the Subordinated Obligations, (iv) accelerate the terms under which the Subordinated Obligations are payable or (v) make the covenants or events of default contained therein, taken as a whole, materially more restrictive to Borrower or Parent.

          (b) Until the Senior Indebtedness is paid in full, no Subordinated Holder shall exercise any of the remedies with respect to the Subordinated Obligations set forth in any of the Subordinated Instruments or that otherwise may be available to such Subordinated Holder, either at law or in equity, except that:

               (1) in the event Senior Lender accelerates the Senior Indebtedness, Senior Subordinated Lender may accelerate the Senior Subordinated Indebtedness and Junior Subordinated Lenders may accelerate the Junior Subordinated Indebtedness, and, in the event Senior Subordinated Lender is entitled under clause (3) below to accelerate and does accelerate the Senior Subordinated Indebtedness, Junior Subordinated Lenders may accelerate the Junior Subordinated Indebtedness;

               (2) in the event of any Proceeding not initiated by any Subordinated Holder, such Subordinated Holder may participate in such Proceeding;

               (3) in the event the aggregate amount of all accrued and unpaid Senior Subordinated Payments exceeds $937,500, or in the event that Senior Subordinated Lender receives less than $237,500 in the aggregate on account of the Senior Subordinated Payments with respect to any two successive Fiscal Quarters, then, provided Senior Subordinated Lender, at any time after either such event occurs, gives Senior Lender not less than 30 days' prior notice of its intent to exercise such remedies, Senior Subordinated Lender may exercise any of the remedies set forth in the Senior Subordinated Instruments;

               (4) in the event the aggregate amount of all accrued and unpaid Junior Subordinated Payments exceeds $650,000, then, provided provided Junior Subordinated Lenders, at any time after such event occurs, give Senior Lender not less than 120 days' prior notice of their intent to exercise such remedies, Junior Subordinated Lenders may exercise any of the remedies set forth in the Junior Subordinated Instruments;

               (5) in the event Junior Subordinated Lenders give the notice referred to in clause (4) above, Senior Subordinated Lender may exercise any of the remedies set forth in the Senior Subordinated Instruments provided Senior Subordinated Lender, at any time after the Junior Subordinated Lenders give the notice referred to in clause (4) above, gives Senior Lender not less than 60 days' prior notice of its intent to exercise such remedies;

               (6) Junior Subordinated Lenders may exercise their rights to elect a majority of the Board of Directors of Parent pursuant to Article C, Section 4(f) of the Articles and Section 10(g) of the Stockholders Agreement;

               (7) in the event any Subordinated Payment permitted to be made under the terms of this Agreement is not made by Borrower, the applicable Subordinated Holder may take action to collect the amount of such Subordinated Payment provided such Subordinated Holder gives Senior Lender not less than 15 days' prior notice of its intent to take such action; and

               (8) each Subordinated Holder may take action to enforce its rights under the Articles, the Investors Rights Agreement and the Stockholders Agreement other than any such rights pertaining to the acceleration or payment of the Subordinated Obligations.

          2.8 AMENDMENTS OF CREDIT AGREEMENT AND RELATED DOCUMENTS. Until the Senior Indebtedness is paid in full and notwithstanding anything contained in the Subordinated Instruments, the Credit Agreement or the other Related Documents to the contrary, Senior Lender shall not agree to any amendment or modification of, or supplement to, the Credit Agreement or the Related Documents as in effect on the date hereof, the effect of which is to (i) increase the Commitments (except for any Permitted Increase),
     (ii) increase the rate of interest on or fees payable in respect of any of the Senior Indebtedness, (iii) shorten the maturity date of any of the Senior Indebtedness, (iv) accelerate the terms under which the Senior Indebtedness (other than any Permitted Increase) is payable or (v) make the covenants or events of default contained therein, taken as a whole, materially more restrictive to Borrower or Parent.

     3. CONTINUED EFFECTIVENESS OF THIS AGREEMENT. The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of each Subordinated Holder and Senior Lender arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to the

Credit Agreement, any of the other Related Documents or any of the Subordinated Instruments; (b) the validity or enforceability of any of such documents; or (c) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Indebtedness or the Subordinated Obligations or any of the instruments or documents referred to in clause (a) above.

     4. REPRESENTATIONS AND WARRANTIES. Each party hereto hereby represents and warrants that this Agreement, when executed and delivered, will constitute the valid and legally binding obligation of such party enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

     5. CUMULATIVE RIGHTS, NO WAIVERS. Each and every right, remedy and power granted to Senior Lender hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Credit Agreement or the other Related Documents, in the Subordinated Instruments or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Senior Lender, from time to time, concurrently or independently and as often and in such order as Senior Lender may deem expedient. Any failure or delay on the part of Senior Lender in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Senior Lender's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of Senior Lender's rights hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

     6.   MODIFICATION.   Any modification or waiver of any provision of this
Agreement, or any consent to any departure by any Subordinated Holder therefrom, shall not be effective in any event unless the same is in writing and signed by Senior Lender and the Subordinated Holder against whom enforcement of such modification, waiver or consent is sought, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any Subordinated Holder in any event not specifically required of Senior Lender hereunder shall not entitle any Subordinated Holder to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

     7. ADDITIONAL DOCUMENTS AND ACTIONS. Each Subordinated Holder at any time, and from time to time, after the execution and delivery of this Agreement, upon the request of Senior Lender and at the expense of such Subordinated Holder, promptly will execute and deliver such further documents and do such further acts and things as Senior Lender reasonably may request in order to effect fully the purposes of this Agreement.

     8.   NOTICES.   All notices under this Agreement shall be in writing and
shall be (a) delivered in person, (b) sent by telecopy or (c) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or by overnight express courier, addressed as follows:

     To Borrower or Parent:   c/o General Manufactured Housing, Inc.
                              2255 Industrial Boulevard
                              Waycross, GA  31501

                              Attention:     Sam Scott
                              Telecopy No.:  (912) 285-1397

                                           and

                              Strategic Investments & Holdings, Inc.
                              Cyclorama Building
                              369 Franklin Street
                              Buffalo, NY  14202
                              Attention:     Gary M. Brost
                              Telecopy No.:  (716) 857-6490

     To Senior Subordinated
       Lender:                c/o Alliance Corporate Finance Group
                              1345 Avenue of the Americas
                              New York, NY  10105
                              Attention:     Susan C. Penny
                              Telecopy No.:  (212) 969-1529

     To Junior Subordinated
       Lenders:               c/o RFE Investment Partners V, L.P.
                              36 Grove Street
                              New Canaan, CT  06840
                              Attention:     James A. Parsons
                              Telecopy No.:  (203) 966-3109

                                           and

                              Alternative Investments Division
                              Bureau of Investments
                              Michigan Department of Treasury
                              P.O. Box 15128 (U.S. Mail)
                              Lansing, MI 48901 (U.S. Mail)
                              430 W. Allegan (Overnight Courier)
                              Lansing, MI 48922 (Overnight Courier)
                              Attention:     Linda Rose
                                             Thomas Hufnagel
                              Telecopy No.:  (517) 335-3668

                                           and

                              Finance and Development Division
                              Department of Attorney General
                              P.O. Box 30217 (U.S. Mail)
                              Lansing, MI 48909 (U.S.  Mail)
                              120 Michigan Avenue, Fourth Floor (Overnight
                                Courier)
                              Lansing, MI  48933 (Overnight Courier)
                              Attention:     Timothy F. Konieczny
                              Telecopy No.:  (517) 335-3088

     To Strategic:            Strategic Investments & Holdings, Inc.
                              Cyclorama Building
                              369 Franklin Street
                              Buffalo, NY  14202
                              Attention:     Gary M. Brost
                              Telecopy No.:  (716) 857-6490

     To Senior Lender:        c/o First Source Financial, Inc.
                              2850 West Golf Road, 5th Floor

                              Rolling Meadows, IL  60008
                              Attention:     Contract Administration
                              Telecopy No.:  (708) 734-7910

or to any other address or telecopy number, as to any of the parties hereto, as such party shall designate in a notice to the other parties hereto. All notices sent pursuant to the terms of this Section 8 shall be deemed received (i) if personally delivered, then on the Business Day of delivery, (ii) if sent by telecopy, on the day sent if a Business Day or if such day is not a Business Day, then on the next Business Day, (iii) if sent by registered or certified mail, on the earlier of the third Business Day following the day sent or when actually received or (iv) if sent by overnight, express courier, on the next Business Day immediately following the day sent. Any notice by telecopy shall be followed by delivery of a copy of such notice on the next Business Day by overnight, express courier or by personal delivery.

     9. SEVERABILITY. In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

     10. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of Senior Lender and shall be binding upon the successors and assigns of Borrower and each Subordinated Holder.

     11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

     12. DEFINES RIGHTS OF CREDITORS. The provisions of this Agreement are solely for the purpose of defining the relative rights of each Subordinated Holder and Senior Lender and shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, Borrower.

     13. CONFLICT. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Instruments, the provisions of this Agreement shall control and govern. For purposes of this Section 13, to the extent that any provisions of any of the Subordinated Instruments provide rights, remedies and benefits to Senior Lender that exceed the rights, remedies and benefits provided to Senior Lender under this Agreement, such provisions of the applicable Subordinated Instruments shall be deemed to supplement (and not to conflict with) the provisions hereof.

     14. STATEMENT OF INDEBTEDNESS TO SUBORDINATED HOLDERS. Pursuant to the Credit Agreement, Borrower is obligated to furnish to Senior Lender a monthly Compliance Certificate containing, among other things, computations of Available Cash and the Subordinated Payments owing from Borrower to each Subordinated Holder. Borrower will furnish a copy of such computations to each Subordinated Holder as and when furnished to Senior Lender. Senior Lender may rely without further investigation upon such computations unless the affected Subordinated Holder notifies Senior Lender of its objections to such computations within 30 days after receipt.

     15.  HEADINGS.   The paragraph headings used in this Agreement are for
convenience only and shall not affect the interpretation of any of the provisions hereof.

     16. TERMINATION. All obligations of Senior Lender under this Agreement shall terminate upon the indefeasible payment in full of the Senior Indebtedness. All obligations of all other parties under this agreement shall terminate upon the indefeasible payment in full of the Senior Subordinated Indebtedness.

     17. DEFAULT NOTICES. Senior Subordinated Lender shall provide Senior Lender with a copy of each Senior Subordinated Default Notice concurrently with the sending thereof to Borrower, and promptly shall notify Senior Lender in the event the Senior Subordinated Default which is the subject of such Senior Subordinated Default Notice is cured or waived. Junior Subordinated Lenders shall provide Senior Lender with a copy of each Junior Subordinated Default Notice concurrently with the sending thereof to Borrower, and promptly shall notify Senior Lender in the event the Junior Subordinated Default which is the subject of such Junior Subordinated Default Notice is cured or waived.

     18. NO CONTEST OF LIENS; NO SECURITY FOR SUBORDINATED OBLIGATIONS. Each Subordinated Holder agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Liens in the Collateral granted to Senior Lender pursuant to the Credit Agreement and the other Related Documents or accept or take any collateral security for the Subordinated Obligations. The provisions of this Agreement shall apply regardless of any invalidity, unenforceability or lack of perfection of the Liens in the Collateral granted to Senior Lender pursuant to the Credit Agreement and the other Related Documents.

     19. SUBMISSION TO JURISDICTION. SENIOR LENDER MAY ENFORCE ANY CLAIM ARISING OUT OF THIS AGREEMENT, THE CREDIT AGREEMENT OR THE RELATED DOCUMENTS IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN CHICAGO, ILLINOIS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, BORROWER AND EACH SUBORDINATED HOLDER OTHER THAN THE STATE OF MICHIGAN HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS. BORROWER AND PARENT EACH HEREBY IRREVOCABLY DESIGNATE PRENTICE-HALL, WITH OFFICES ON THE DATE HEREOF AT 33 NORTH LASALLE STREET, SUITE 1925, CHICAGO, ILLINOIS 60602, TO RECEIVE FOR AND ON BEHALF OF SUCH PERSON SERVICE OF PROCESS IN ILLINOIS. EACH OTHER SUBORDINATED HOLDER OTHER THAN THE STATE OF MICHIGAN AND SENIOR SUBORDINATED LENDER HEREBY IRREVOCABLY DESIGNATES THE PERSON WHOSE NAME AND ADDRESS ARE SET FORTH ON EXHIBIT C TO RECEIVE FOR AND ON BEHALF OF SUCH SUBORDINATED HOLDER SERVICE OF PROCESS IN ILLINOIS. SENIOR SUBORDINATED LENDER ACKNOWLEDGES AND AGREES THAT IT HAS A PRESENCE IN THE STATE OF ILLINOIS AND IS SUBJECT TO SERVICE OF PROCESS IN ILLINOIS. BORROWER AND EACH SUBORDINATED HOLDER OTHER THAN THE STATE OF MICHIGAN FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER OR SUCH SUBORDINATED HOLDER AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT OF SENIOR LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE SENIOR LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. BORROWER AND EACH SUBORDINATED HOLDER OTHER THAN THE STATE OF MICHIGAN HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY

OBJECTION WHICH IT MAY HAVE OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT LOCATED IN CHICAGO, ILLINOIS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     20. GOVERNING LAW. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         [remainder of this page intentionally left blank]





     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                     GENERAL MANUFACTURED HOUSING, INC.,
                                     a Georgia corporation and successor by
                                     merger to GMH Acquisition Corp., a
                                     Delaware corporation

                                     By:    /s/ Gary M. Brost
                                          -----------------------------------
                                          Gary M. Brost
                                          President


                                     GMH HOLDINGS, INC., a Delaware
                                     corporation

                                     By:    /s/ Gary M. Brost
                                          -----------------------------------
                                          Gary M. Brost
                                          President


                                     THE EQUITABLE LIFE ASSURANCE SOCIETY
                                     OF THE UNITED STATES, a New York
                                     insurance company

                                     By:    /s/ James R. Wilson
                                          -----------------------------------
                                     Name:      James R. Wilson
                                                -----------------------------
                                     Title:     Investment Officer
                                                -----------------------------

                                     RFE INVESTMENT PARTNERS V, L.P., a
                                     Delaware limited partnership


                                     By:  RFE Associates V, L.P., a
                                          Delaware limited partnership, its
                                          sole general partner

                                          By:    /s/  James A. Parsons
                                                 ----------------------------

                                                 James A. Parsons
                                                 General Partner




                                     STERLING COMMERCIAL CAPITAL, INC., a
                                     New York corporation

                                     By:    /s/  Harvey Rosenblatt
                                          ----------------------------------
                                          Harvey Rosenblatt
                                          Executive Vice President


                                     STATE TREASURER OF THE STATE OF MICHIGAN,
                                     Custodian of the Michigan Public School
                                     Employees' Retirement System, State
                                     Employees' Retirement System, Michigan
                                     State Police Retirement System and
                                     Michigan Judges Retirement System

                                     By:    /s/ Paul E. Rice
                                          ----------------------------------
                                          Paul E. Rice
                                          Administrator, Alternative
                                          Investments Division


                                     STRATEGIC INVESTMENTS & HOLDINGS, INC.,
                                     a Delaware corporation

                                     By:    /s/ Gary M. Brost
                                          ----------------------------------
                                          Gary M. Brost
                                          President

                                     FIRST SOURCE FINANCIAL LLP, an Illinois
                                     registered limited liability partnership

                                     By:    First Source Financial, Inc., a
                                            Delaware corporation, its
                                            Agent/Manager

                                            By:   /s/ Edward A. Szarkowicz
                                                ----------------------------
                                            Name:     Edward A. Szarkowicz
                                                      ----------------------
                                            Title:    Vice President
                                                      ----------------------



                                   EXHIBIT A

                                (SEE ATTACHED)




                                   EXHIBIT B


                                (SEE ATTACHED)





                                   EXHIBIT C

                 AGENT FOR SERVICE OF PROCESS IN ILLINOIS

RFE INVESTMENT PARTNERS V, L.P.

PRENTICE-HALL
33 NORTH LASALLE STREET
SUITE 1925
CHICAGO, IL  60602

STERLING COMMERCIAL CAPITAL, INC.

PRENTICE-HALL
33 NORTH LASALLE STREET
SUITE 1925
CHICAGO, IL  60602

STRATEGIC INVESTMENTS & HOLDINGS, INC.

PRENTICE-HALL
33 NORTH LASALLE STREET
SUITE 1925
CHICAGO, IL  60602